Filed pursuant to Rule 497(e)
Registration Nos. 333-182274; 811-22310

Supplement Dated
April 29, 2022

to the

ETFMG U.S. Alternative Harvest ETF (MJUS)
ETFMG 2x Daily Alternative Harvest ETF (MJXL)
ETFMG 2x Daily Inverse Alternative Harvest ETF (MJIN)

Statement of Additional Information (“SAI”)
dated January 31, 2022

each a series of ETF Managers Trust
(collectively, the “Funds”)

Effective May 2, 2022, the following change will apply to the section entitled “General Information About the Trust” on page 1 of the SAI:
A Creation Unit of the ETFMG U.S. Alternative Harvest ETF generally consists of 10,000 Shares, though this may change from time to time. A Creation Unit of the ETFMG Alternative Harvest ETF, ETFMG 2x Daily Alternative Harvest ETF, and ETFMG 2x Daily Inverse Alternative Harvest ETF remain unchanged.

Also effective May 2, 2022, the following changes will apply to the section entitled “Purchase and Redemption of Shares in Creation Units” on pages 44 - 45 of the SAI:
The standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Funds, regardless of the number of Creation Units created or redeemed in the transaction, is $300. The standard fixed creation transaction fee and the standard fixed redemption transaction fee for the ETFMG Alternative Harvest ETF remains unchanged.

Please retain this Supplement with your SAI for future reference.